UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2016

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 4, 2016, Kindred Healthcare, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2016. The press release, dated August 4, 2016, is attached as Exhibit 99.1 to this Form 8-K. On August 4, 2016, the Company also made the press release available on its website at www.kindredhealthcare.com.

The information contained herein is being furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, nor shall this information be deemed incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

Incorporated by reference is Exhibit 99.1 attached hereto, a press release issued by the Company on August 4, 2016 announcing its financial results for the second quarter ended June 30, 2016. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section nor shall this information be deemed incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On August 4, 2016, the Company issued an additional press release announcing that its Board of Directors approved the payment of a cash dividend to its common shareholders. A cash dividend of $0.12 per common share will be paid on September 2, 2016 to all common shareholders of record as of the close of business on August 18, 2016. The press release also announced that the Company’s Board of Directors approved the scheduled September 1, 2016 installment payment of $18.75 per share of the Company’s Mandatory Redeemable Preferred Stock, Series A. The installment payment will be paid on September 1, 2016 to the preferred shareholders of record as of 5:00 p.m., New York City time, on August 15, 2016. Future declarations of dividends and installment payments will be subject to the approval of the Company’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1     Press release (earnings) dated August 4, 2016.

Exhibit 99.2     Press release (dividend) dated August 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KINDRED HEALTHCARE, INC.

Date: August 5, 2016	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release (earnings) dated August 4, 2016.

99.2	Press release (dividend) dated August 4, 2016.